                                STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER
                                   REGARDING FACTS AND CIRCUMSTANCES RELATING TO
                                               EXCHANGE ACT FILINGS

I, James I. Freeman, state and attest that:

    (1)  To the best of my knowledge,  based upon a review of the covered  reports of Dillard's,  Inc., and, except as corrected or supplemented in a subsequent covered report:

    o        no covered  report  contained an untrue  statement of a material fact as of the end of the period  covered by such report (or in the case of a report on Form 8-K or definitive proxy  materials,  as of the date on which it was filed); and

    o        no covered  report  omitted to state a material  fact  necessary  to make the  statements  in the  covered report,  in light of the  circumstances  under which they were made,  not  misleading as of the end of the  period  covered  by such  report  (or in the case of a report  on Form  8-K or  definitive  proxy materials, as of the date on which it was filed).

(2)      I have reviewed the contents of this statement with the Company's audit committee.

(3)      In this statement  under oath,  each of the following,  if filed on or before the date of this  statement, is a "covered report":

    o        the 2001 Annual Report on Form 10-K filed with the Commission of Dillard's, Inc.;

    o        all reports on Form 10-Q, all reports on Form 8-K and all definitive  proxy  materials of Dillard's,  Inc.
                 filed with the Commission subsequent to the filing of the Form 10-K identified above; and

    o        any amendments to any of the foregoing.

/s/ James I. Freeman                                Subscribed and sworn to
James I. Freeman                                    before me this 16 day of
                                                    September, 2002.

9/16/02                                             /s/ Wendy Kurczek
 Date                                               Wendy Kurczek
                                                    Notary Public

                                                    My Commission Expires: 8/20/2008